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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):              October 26, 2000



                            FLOWERS INDUSTRIES, INC.



     Georgia                          1-9787                    58-0244940
------------------               ----------------           ------------------
(State or Other                    (Commission                 (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
Incorporation)


1919 Flowers Circle, Thomasville, GA                                   31757
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (229) 226-9110


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ITEM 5.  OTHER EVENTS.

         On October 26, 2000, Flowers Industries, Inc. ("Flowers") issued a press release announcing that Flowers, Kellogg Company ("Kellogg") and Keebler Foods Company ("Keebler") had entered into certain agreements which provide for Kellogg to acquire Keebler through cash mergers with each of Keebler and Flowers, the majority stockholder of Keebler, and for Flowers to make a pro rata distribution to its shareholders, immediately prior to completion of the mergers, of its bakery operations. These agreements include (1) a distribution agreement dated as of October 26, 2000 between Flowers and Flowers Foods, Inc., a wholly owned subsidiary of Flowers ("Flowers Foods"), pursuant to which certain assets and liabilities comprising Flowers' bakery operations will be assigned to, and assumed by, Flowers Foods and the common stock of Flowers Foods will be distributed pro rata to Flowers shareholders, (2) an agreement and plan of restructuring and merger dated as of October 26, 2000 between Kellogg and Flowers pursuant to which Kansas Merger Subsidiary, Inc., a newly formed wholly owned subsidiary of Kellogg, will be merged with and into Flowers (the "Flowers Merger Agreement") and (3) an agreement and plan of merger dated as of October 26, 2000 between Kellogg and Keebler pursuant to which FK Acquisition Corp., a newly formed wholly owned subsidiary of Flowers, will be merged with and into Keebler (the "Keebler Merger Agreement"). In connection with the foregoing transactions, Kellogg and Flowers entered into a voting agreement dated as of October 26, 2000 (the "Voting Agreement" and collectively with the Distribution Agreement, the Flowers Merger Agreement and the Keebler Merger Agreement, the "Agreements") whereby Flowers executed a written consent to vote its shares of Keebler common stock in favor of the Keebler Merger Agreement and against any competing business combination and to grant an irrevocable proxy to Kellogg in support of its agreements in the Voting Agreement.

         The Agreements and the press release announcing the entering into of the Agreements are attached hereto as exhibits and are incorporated herein by reference. The foregoing descriptions of the Agreements are qualified in their entirety by reference to the attached exhibits.

Item 7(c) - Exhibits

         2.1 Distribution Agreement dated as of October 26, 2000 between Flowers Industries, Inc. and Flowers Foods, Inc.

         2.2 Agreement and Plan of Restructuring and Merger dated as of October 26, 2000 between Flowers Industries, Inc., Kellogg Company and Kansas Merger Subsidiary, Inc.

         2.3 Agreement and Plan of Merger dated as of October 26, 2000 between Keebler Foods Company, Kellogg Company and FK Acquisition Corp.

         2.4 Voting Agreement dated as of October 26, 2000 between Flowers Industries, Inc. and Kellogg Company.

         99.1     Press Release by Flowers Industries, Inc., dated October 26,
                  2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FLOWERS INDUSTRIES, INC.


                                       By: /s/ G. A. Campbell
                                          -------------------------------------
                                          Name:  G. Anthony Campbell
                                               ---------------------------------
                                          Title: General Counsel
                                               ---------------------------------

Date: November 6, 2000




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                                  EXHIBIT INDEX



   EXHIBIT NUMBER                     EXHIBIT

         2.1 Distribution Agreement dated as of October 26, 2000 between Flowers Industries, Inc. and Flowers Foods, Inc.

         2.2 Agreement and Plan of Restructuring and Merger dated as of October 26, 2000 between Flowers Industries, Inc., Kellogg Company and Kansas Merger Subsidiary, Inc.

         2.3 Agreement and Plan of Merger dated as of October 26, 2000 between Keebler Foods Company, Kellogg Company and FK Acquisition Corp.

         2.4 Voting Agreement dated as of October 26, 2000 between Flowers Industries, Inc. and Kellogg Company.

         99.1     Press Release by Flowers Industries, Inc., dated October 26,
                  2000.